Dear Shareholders,

I am pleased to inform you that the annual general meeting of shareholders (the "**Annual General Meeting**") of **FREYR Battery**, a public limited liability company (*société anonyme*) incorporated and existing under the laws of the Grand Duchy of Luxembourg, having its registered office at 412F, route d'Esch, L-2086 Luxembourg, Grand Duchy of Luxembourg, and registered with the Luxembourg Trade and Companies' Register (*Registre de Commerce et des Sociétés, Luxembourg*) under number B 251199 (the "**Company**") will be held on Wednesday, June 15, 2022 at 15:00 (3 p.m.) Luxembourg Time, solely via video conference initiated from Luxembourg, Grand Duchy of Luxembourg.

The Company is a Luxembourg company and its affairs are governed by the provisions of the laws of Luxembourg. As permitted under Luxembourg law, the Company's audited consolidated financial statements for the financial year ended on December 31, 2021 have been prepared in accordance with US Generally Accepted Accounting Principles ("**US GAAP**") while the Company's audited standalone annual accounts for the financial year ended on December 31, 2021 have been prepared in accordance with the Generally Accepted Accounting Principles in Luxembourg ("**Lux GAAP**").

Enclosed with this letter is the convening notice to the Annual General Meeting and a proxy card relating thereto.

I recommend you vote as suggested by the board of directors, the compensation committee, the audit and risk committee or the nomination and corporate governance committee of the Company. All voting recommendations made by the board of directors and/or the committees are set forth in the enclosed convening notice under the respective agenda items.

Sincerely,

Mr. Torstein Dale Sjøtveit

Chairperson of the Board of Directors

May 20, 2022

FREYR

FREYR Battery

société anonyme
Registered office: 412F, route d'Esch, L-2086 Luxembourg
Grand Duchy of Luxembourg
R.C.S. Luxembourg: B 251199

(the "**Company**")

CONVENING NOTICE TO THE ANNUAL GENERAL MEETING OF SHAREHOLDERS TO BE HELD ON JUNE 15, 2022 SOLELY VIA VIDEO CONFERENCE INITIATED FROM LUXEMBOURG, GRAND DUCHY OF LUXEMBOURG

Dear Shareholders,

The board of directors of the Company (the "**Board of Directors**") is pleased to invite you to attend the annual general meeting of shareholders of the Company (the "**Annual General Meeting**") to be held on June 15, 2022, at 15:00 (3 p.m.) (Luxembourg Time), solely via video conference initiated from Luxembourg, Grand Duchy of Luxembourg.

The agenda of the meeting is the following:

A. Agenda of the Annual General Meeting and proposed resolutions and recommendations for the Annual General Meeting

1. Disclosure of conflicts of interest arising from transactions subject to Article 441-7 of the law of August 10, 1915 on commercial companies, as amended and article 15 of the Company's consolidated articles of association as at November 26, 2021.

No vote is required on this item of the agenda.

The Board of Directors submits to the Annual General Meeting for acknowledgement the following conflicts of interest arising from transactions subject to Article 441-7 of the law of August 10, 1915 on commercial companies, as amended (the "**Law**") and article 15 of the consolidated articles of association of the Company as at November 26, 2021 (the "**Articles**").

*(i) Decision to (i) create an audit and risk committee (the "**Audit and Risk Committee**"), a compensation committee (the "**Compensation Committee**") and a nomination and corporate governance committee (the "**Nomination Committee**") in accordance with article 12.2 of the Articles and article 441-6 of the Law, and (ii) elect members and chairs of said committees*

a. Audit and Risk Committee

It was reported in the written resolutions of the Board of Directors adopted on July 9/10, 2021 (the "**July 9/10, 2021 Board Resolutions**") that Mr. Daniel Barcelo, Ms. Olaug Svarva and Ms. Monica Tiúba had a conflict of interest of a financial nature, conflicting with the interests of the Company, in relation to the appointment of Mr. Daniel Barcelo and Ms. Olaug Svarva as members and Ms. Monica Tiúba as chairperson of the Audit and Risk Committee, as pursuant to written resolutions by the Company's former sole shareholder, Alussa Energy Sponsor LLC ("**Alussa Sponsor**"), dated July 6, 2021 (the

"**July 6, 2021 Sole Shareholder Resolutions – Directors Compensation**"), Alussa Sponsor approved the payment by the Company, as from the date of their respective appointment, of a compensation of USD 35,000 *per annum* to the chairperson of the Audit and Risk Committee and USD 20,000 *per annum* to each other member of the Audit and Risk Committee.

Therefore, in accordance with article 441-7 of the Law and article 15 of the Articles, Mr. Daniel Barcelo, Ms. Olaug Svarva and Ms. Monica Tiúba refrained from taking part in the deliberations and from voting.

It was noted that in accordance with article 15 of the Articles, resolutions put to the vote of directors of the Company shall be passed only if approved by a simple majority of affirmative votes of the Directors present or represented (and entitled to vote) (the "**Majority Requirement**").

The Board of Directors noted that the Majority Requirement was fulfilled for said item due to the fact that the remaining directors took part in the vote.

b. Compensation Committee

It was further reported in the July 9/10, 2021 Board Resolutions that Mr. Jeremy Bezdek and Ms. Mimi Berdal had a conflict of interest of a financial nature, conflicting with the interests of the Company, in relation to the appointment of Ms. Mimi Berdal as a member and Mr. Jeremy Bezdek as the chairperson of the Compensation Committee, as pursuant to the July 6, 2021 Sole Shareholder Resolutions – Directors Compensation, Alussa Sponsor approved the payment by the Company, as from the date of their respective appointment, of a compensation of USD 25,000 *per annum* to the chairperson of the Compensation Committee and USD 10,000 per annum to each other member of the Compensation Committee.

Therefore, in accordance with article 441-7 of the Law and article 15 of the Articles, Mr. Jeremy Bezdek and Ms. Mimi Berdal refrained from taking part in the deliberations and from voting.

The Board of Directors noted that the Majority Requirement was fulfilled for said item due to the fact that the remaining directors took part in the vote.

c. Nomination Committee

It was also reported in the July 9/10, 2021 Board Resolutions that Ms. Olaug Svarva and Mr. German Curá had a conflict of interest of a financial nature, conflicting with the interests of the Company, in relation to the appointment of Ms. Olaug Svarva as a member and Mr. German Curá as chairperson of the Nomination Committee, as pursuant to the July 6, 2021 Sole Shareholder Resolutions – Directors Compensation, Alussa Sponsor approved the payment by the Company, as from the date of their respective appointment, of a compensation of USD 25,000 *per annum* to the chairperson of the Nomination Committee and USD 10,000 *per annum* to each other member of the Nomination Committee.

Therefore, in accordance with article 441-7 of the Law and article 15 of the Articles, Ms. Olaug Svarva and Mr. German Curá refrained from taking part in the deliberations and from voting.

The Board of Directors noted that the Majority Requirement was fulfilled for said item due to the fact that the remaining directors took part in the vote.

d. *Financing committee of the Company (the "**Financing Committee**")*

It was reported in the written resolutions of the Board of Directors adopted on February 23, 2022 that Mr. Peter Matrai, Ms. Olaug Svarva, Ms. Mimi Berdal and Mr. Daniel Barcelo had a conflict of interest of a financial nature, conflicting with the interests of the Company, in relation to the appointment of Ms. Olaug Svarva, Ms. Mimi Berdal and Mr. Daniel Barcelo as members and Mr. Peter Matrai as chairperson of the Financing Committee as pursuant to written resolutions of the Board of Directors dated February 23, 2022, such appointments would give right to a remuneration of USD 25,000 per annum to the chairperson of the Financing Committee USD 10,000 *per annum* to each other member of the Financing Committee.

Therefore, in accordance with article 441-7 of the Law and article 15 of the Articles, Mr. Peter Matrai, Ms. Olaug Svarva, Ms. Mimi Berdal and Mr. Daniel Barcelo refrained from taking part in the deliberations and from voting.

The Board of Directors noted that the Majority Requirement was fulfilled for said item due to the fact that the remaining directors took part in the vote.

(ii) Allocation of the compensation package for the directors of the Company

It was further reported in the July 9/10, 2021 Board Resolutions that each director had a conflict of interest of a financial nature, conflicting with the interests of the Company, in relation to the allocation of the compensation package approved by Alussa Sponsor in the July 6, 2021 Sole Shareholder Resolutions – Directors Compensation. In the July 9/10, 2021 Board Resolutions, the Board of Directors approved the allocation of USD 100,000 *per annum* on an adjusted full-year basis (on a 12-month basis) (the "**Compensation**") so that each director was conflicted in relation to the approval of his/her individual Compensation. Therefore, in accordance with article 441-7 of the Law and article 15 of the Articles, each conflicted director refrained from taking part to the deliberation and from voting on his/her individual Compensation.

The Board of Directors noted that the Majority Requirement was fulfilled for said item due to the fact that the remaining directors took part in the vote for each Compensation for which they were not conflicted.

(iii) Approval of transfer of private warrants held in Alussa Energy Acquisition Corp. by Alussa Sponsor to members of the Company's management (including one director, Mr. Peter Matrai)

It was further reported in the July 9/10, 2021 Board Resolutions that Mr. Peter Matrai had a conflict of interest of a financial nature, conflicting with the interests of the Company, in relation to the transfer by Alussa Sponsor to *inter alia* Mr. Peter Matrai of an amount of 100,000 warrants issued in a private placement to Alussa Sponsor by Alussa Energy Acquisition Corp. at the time of the consummation of Alussa Energy Acquisition Corp.'s initial public offering, entitling the holder thereof to purchase one (1) of the class A ordinary share of Alussa Energy Acquisition Corp. per warrant at a purchase price of $11.50 per share and any successor warrant issued pursuant to the transactions contemplated by the business combination agreement dated 29 January 2021 (the "**BCA**") (which warrants have been exchanged for the same amount of private warrants in the Company following the Cayman Merger (as such term is defined in the BCA)).

Therefore, in accordance with article 441-7 of the Law and article 15 of the Articles, Mr. Peter Matrai refrained from taking part in the deliberations and from voting.

The Board of Directors noted that the Majority Requirement was fulfilled for said item due to the fact that the remaining directors took part in the vote.

(iv) *Approval of the establishment of a joint development company with Koch Strategic Platforms*

It was further reported during the meting of the Board of Directors held on September 22, 2021 (the "**September 22, 2021 Board Meeting**") that Mr. Jeremy Bezdek had a conflict of a financial nature, conflicting with the interests of the Company, in relation to the approval by the Company of the establishment of a joint development company with Koch Strategic Platforms, with equal (50%-50%) ownership, for the purpose of developing gigafactories in the US based on the 24M Technologies, Inc. technology, with an initial scope of developing a first US gigafactory to concept selection .

Therefore, in accordance with article 441-7 of the Law and article 15 of the Articles, Mr. Jeremy Bezdek refrained from taking part in the deliberations and from voting.

The Board of Directors noted that the Majority Requirement was fulfilled for said item due to the fact that the remaining directors took part in the vote.

(v) *Approval and, to the extent necessary, ratification of the allocation of 200,000 options for 2021 and 200,000 options for 2022 to Mr. Torstein Dale Sjøtveit and 100,000 options for 2021 to Mr. Peter Matrai*

It was further reported during the meeting of the Board of Directors held on May 10, 2022 (the "**May 10, 2022 Board Meeting**") that Mr. Torstein Dale Sjøtveit and Mr. Peter Matrai had a conflict of a financial nature, conflicting with the interests of the Company, in relation to the allocation by the Company of 200,000 options for 2021 and 200,000 options for 2022 to Mr. Torstein Dale Sjøtveit and 100,000 options for 2021 to Mr. Peter Matrai under the terms and conditions of the executive chairman agreement with Mr. Torstein Dale Sjøtveit and the consultancy agreement with Mr. Peter Matrai, respectively.

Therefore, in accordance with article 441-7 of the Law and article 15 of the Articles, Mr. Torstein Dale Sjøtveit and Mr. Peter Matrai refrained from taking part in the deliberations and from voting.

The Board of Directors noted that the Majority Requirement was fulfilled for said item due to the fact that the remaining directors took part in the vote.

(vi) *Approval and, to the extent necessary, ratification of the allocation of 50,000 options to each director of the Company during the financial year ended on December 31, 2021*

It was reported during the May 10, 2022 Board Meeting that each director had a conflict of interest of a financial nature, conflicting with the interests of the Company, in relation to the allocation by the Company to each director of the Company of 50,000 options during the financial year ended on December 31, 2021 (the "**2021 Option Allocation**").

The Board of Directors noted that as each Director had a direct conflict of interest in relation to approval and, to the extent necessary, ratification of the 2021 Option Allocation, as each Director is the beneficiary of the said options. The Majority Requirement was thus not fulfilled. In accordance with the provisions of article 441-7 of the Law and article 15 of the Articles, the Board of Directors therefore resolved to defer the decision to approve the 2021 Option Allocation to the general meeting of shareholders of the Company.

(vii) *Approval and, to the extent necessary, ratification of a yearly allocation of 50,000 options to each director of the Company during the financial year ending on December 31, 2022*

It was also reported during the May 10, 2022 Board Meeting that each director had a conflict of interest of a financial nature, conflicting with the interests of the Company, in relation to the yearly allocation by the Company to each director of the Company of 50,000 options during the financial year ending on December 31, 2022 (the "**2022 Option Allocation**").

The Board of Directors noted that as each Director had a direct conflict of interest in relation to approval and, to the extent necessary ratification of the 2022 Option Allocation, as each Director is the beneficiary of the said options. The Majority Requirement was thus not fulfilled. In accordance with the provisions of article 441-7 of the Law and article 15 of the Articles, the Board of Directors therefore resolved to defer the decision to approve the 2022 Option Allocation to the general meeting of shareholders of the Company.

2. Approval of the allocation of 50,000 options to each director of the Company during the financial year ended on December 31, 2021.

Draft resolution (Resolution I)

> *"The Annual General Meeting, after having acknowledged the conflict of interest reported in the above agenda item 1, (vi), resolves to approve the 2021 Option Allocation."*

Recommendation

The Board of Directors recommends a vote **FOR** the approval of the 2021 Option Allocation.

3. Approval of allocation of 50,000 options to each director of the Company during the financial year ending on December 31, 2022.

Draft resolution (Resolution II)

> *"The Annual General Meeting, after having acknowledged the conflict of interest reported in the above agenda item 1, (vii), resolves to approve the 2022 Option Allocation."*

Recommendation

The Board of Directors recommends a vote **FOR** the approval of the 2022 Option Allocation.

4. Presentation of the consolidated management report of the board of directors and of the report of the independent auditor of the Company in respect of the annual accounts and the consolidated financial statements for the financial year ended on December 31, 2021.

No vote is required on this item of the agenda.

The Board of Directors intends to present to the Annual General Meeting the consolidated management report of the Board of Directors for the financial year ended on December 31, 2021 (the "**Management Report**") and the report issued by the Company's independent auditor (*réviseur d'entreprises agréé*), PricewaterhouseCoopers, on the 2021 Annual Accounts (as defined hereinafter) and the 2021 Consolidated Financial Statements (as defined hereinafter) (the "**Auditor Report**"), relating to the financial year which ended on December 31, 2021.

5. **Presentation and approval of the audited consolidated financial statements for the financial year ended on December 31, 2021 prepared in accordance with US Generally Accepted Accounting Principles (US GAAP).**

Draft resolution (Resolution III)

> *"The Annual General Meeting, after having reviewed the Management Report and the Auditor Report, approves the audited consolidated financial statements of the Company for the financial year ended on December 31, 2021 prepared in accordance with US Generally Accepted Accounting Principles (US GAAP) (the "**2021 Consolidated Financial Statements**")."*

Recommendation

The Board of Directors recommends a vote **FOR** the approval of the 2021 Consolidated Financial Statements, after due consideration of the Management Report and the Auditor Report.

6. **Presentation and approval of the audited standalone annual accounts for the financial year ended on December 31, 2021 prepared in accordance with the Generally Accepted Accounting Principles in Luxembourg (Lux GAAP).**

Draft resolution (Resolution IV)

> *"The Annual General Meeting, after having reviewed the Management Report and the Auditor Report, approves the audited annual accounts for the financial year ended on December 31, 2021 prepared in accordance with the Generally Accepted Accounting Principles in Luxembourg (Lux GAAP) (the "**2021 Annual Accounts**")."*

Recommendation

The Board of Directors recommends a vote **FOR** the approval of the 2021 Annual Accounts, after due consideration of the Management Report and the Auditor Report.

7. **Allocation of results for the financial year ended on December 31, 2021.**

Draft resolution (Resolution V)

> *"The Annual General Meeting acknowledges that the Company has made a loss of USD 116,074,323.67 during the financial year ended on December 31, 2021 and resolves to approve the allocation of the results of the Company based on the 2021 Annual Accounts as follows:*

Result of the financial year 2021	*USD*	*(116,074,323.67)*
Result to be carried forward to the following financial year	*USD*	*(USD 116,074,323.67)*

Recommendation

The Board of Directors notes that the Company has made a loss of USD 116,074,323.67 during such same period. The Board of Directors further notes that the Company is still in a development phase and did not earn any operating income during the financial year. The loss is primarily a result of general and administrative, research and development, and other expenses.

The Board of Directors recommends a vote **FOR** the allocation of the results for the financial year ended on December 31, 2021 at a standalone level, as set forth above.

8. Vote on discharge of liability (*quitus*) of the members of the board of directors for the proper exercise of their mandate for and in connection with the financial year ended on December 31, 2021.

Draft resolution (Resolution VI)

> *"The Annual General Meeting resolves to grant full and total discharge of liability (quitus) to the members of the Board of Directors for the exercise of their mandates for and in connection with the financial year ended on December 31, 2021."*

Recommendation

In accordance with applicable Luxembourg law and regulations, the Nomination Committee recommends that, upon approval of the 2021 Annual Accounts, all directors who were members of the Board of Directors during the financial year ended December 31, 2021, be discharged from any liability in connection with the management of the Company's affairs during such year.

The Nomination Committee recommends a vote **FOR** the discharge of liability (*quitus*) of the members of the Board of Directors for the proper exercise of their mandate during the financial year ended December 31, 2021.

9. Approval of the principle of a remuneration to be paid to the members of the board of directors and decision on the amounts of such remuneration, based on the recommendations from the compensation committee of the Company.

Draft resolution (Resolution VII)

> *"Upon recommendation of the Compensation Committee, the Annual General Meeting approves the principle of a remuneration to be paid to the members of the Board of Directors for the financial year ending on December 31, 2022 and decides that the amounts of such remuneration are as follows:*
>
> *a) USD 100,000 as individual compensation to each Director for the role as director on the Board of Directors, and*
>
> *b) The following amounts for each Director's in his/her role(s) in the Board committee(s):*
>
> *(i) USD 35,000 to the chairperson and USD 20,000 to each other member of the Audit and Risk Committee, and*

(ii) *USD 25,000 to the chairperson and USD 10,000 to each other member of the Compensation Committee, the Nomination Committee and the Financing Committee, respectively."*

"

Recommendation

In accordance with the charter of the Compensation Committee adopted by the Board of Directors, the Compensation Committee is tasked with, among other functions, overseeing the Company's compensation policies, plans, benefits programs, and overall compensation philosophy.

After careful review and consideration, the Compensation Committee proposes to the Annual General Meeting to pay the above remunerations to the members of the Board of Directors for the financial year ending on December 31, 2022.

The Compensation Committee recommends a vote **FOR** the proposed remunerations of the members of the Board of Directors for the financial year ending on December 31, 2022.

10. Renewal of the mandate of PricewaterhouseCoopers as independent auditor (*réviseur d'entreprises agréé*) of the Company for the consolidated quarterly and annual financial statements prepared in accordance with US Generally Accepted Accounting Principles (US GAAP) and the standalone annual accounts prepared in accordance with the Generally Accepted Accounting Principles in Luxembourg (Lux GAAP) for a period ending at the annual general meeting of shareholders approving the annual accounts for the financial year ending on December 31, 2022.

Draft resolution (Resolution VIII)

> *"The Annual General Meeting resolves to renew the mandate of PricewaterhouseCoopers, with registered office at 2, rue Gerhard Mercator, L-2182 Luxembourg, Grand Duchy of Luxembourg and registered with the Luxembourg Trade and Companies' Register (Registre de Commerce et des Sociétés, Luxembourg) under number B65477, as independent auditor (réviseur d'entreprises agréé) of the Company for the consolidated quarterly and annual financial statements prepared in accordance with US Generally Accepted Accounting Principles (US GAAP) and the standalone annual accounts prepared in accordance with the Generally Accepted Accounting Principles in Luxembourg (Lux GAAP) for a period ending at the annual general meeting of shareholders approving the annual accounts for the financial year ending on December 31, 2022."*

Recommendation

In accordance with the charter of the Audit and Risk Committee adopted by the Board of Directors, the purpose of the Audit and Risk Committee is, among other tasks, to assist and advise the Board of Directors in the oversight of the Company's accounting and financial reporting processes, internal controls and the audits and integrity of the Company's financial statements. The Audit and Risk Committee is responsible for recommendations to the general meeting of shareholders of the Company regarding the appointment, replacement, compensation, retention, evaluation and oversight of the work of the independent auditors to be retained to audit the financial statements, books, records, accounts and internal control over financial reporting of the Company and review the quarterly financial statements of the Company.

The Audit and Risk Committee recommends a vote **FOR** the renewal of the mandate of PricewaterhouseCoopers as independent auditor (*réviseur d'entreprises agréé*) for the consolidated quarterly and annual financial statements of the Company prepared in accordance with US Generally Accepted Accounting Principles (US GAAP) and the standalone annual accounts prepared in accordance with the Generally Accepted Accounting Principles in Luxembourg (Lux GAAP) for a period ending at the annual general meeting of shareholders approving the annual accounts for the financial year ending on December 31, 2022.

11. Renewal of the mandate of each of the current directors of the Company for a period ending at the annual general meeting of shareholders approving the annual accounts for the financial year ending on December 31, 2022.

Draft resolution (Resolution IX)

> *"The Annual General Meeting resolves to renew the mandate of each of the current directors of the Company for a period ending at the annual general meeting of shareholders approving the annual accounts for the financial year ending on December 31, 2022."*

Recommendation

In accordance with Luxembourg law and the Company's articles of association, the directors are appointed by the general meeting of shareholders for a period not exceeding six (6) years and until their successors are elected; provided however that Luxembourg law allows for indefinite re-election of directors.

In accordance with the charter of the Nomination Committee adopted by the Board of Directors, the Nomination Committee is tasked with, among other functions, (a) identifying individuals qualified to become members of the Board of Directors, (b) evaluating the performance of individual members of the Board of Directors eligible for re-election, and selecting, or recommending for selection of the Board of Directors, the director nominees for election to the Board of Directors by the shareholders at the annual meeting of shareholders or any special meeting of shareholders at which directors are to be elected, (c) considering the Board of Director's leadership structure, including the appointment of a lead independent director of the Board of Directors, either permanently or for specific purposes, and making such recommendations to the Board of Directors as the Nomination Committee deems appropriate, and (d) considering director nominee recommendations from shareholders of the Company.

Upon the consideration and recommendation of the Nomination Committee to renew the appointment of each of the current directors, being Mr. Torstein Dale Sjøtveit, Mr. German Curá, Ms. Olaug Svarva, Mr. Daniel Barcelo, Mr. Peter Matrai, Ms. Monica Tiúba, Mr. Jeremy Bezdek, and Ms. Mimi Berdal, the Board of Directors recommends a vote **FOR** the renewal of the mandate of each of the current directors of the Company for a period ending at the annual general meeting of shareholders approving the annual accounts for the financial year ending on December 31, 2022.

12. Approval and ratification of the adoption and implementation of the principle of the 2021 Equity Incentive Plan.

Draft resolution (Resolution X)

"The Annual General Meeting approves and ratifies the adoption and implementation of the 2021 Equity Incentive Plan."

Recommendation

The 2021 Equity Incentive Plan was issued on July 9, 2021. It is intended to (i) attract and retain the best available personnel to ensure the Company's success and accomplish its goals; (ii) incentivize employees, directors and independent contractors with long-term equity-based compensation to align their interests with the Company's shareholders, and (iii) promote the success of the business.

The 2021 Equity Incentive Plan permits the grant of incentive stock options, nonstatutory stock options, stock appreciation rights, restricted stock, restricted stock units, and stock bonus awards.

According to the 2021 Equity Incentive Plan, at the discretion of our Board of Directors, but at least on an annual basis, stock options may be granted to eligible employees, directors and independent contractors. The aggregate number of additional shares authorized under the 2021 Equity Incentive Plan will not exceed 10% of the current number of shares in issue over the next five years, excluding any options or warrants granted before the 2021 Equity Incentive Plan.

After careful review and consideration, the Compensation Committee recommends a vote **FOR** the approval and ratification of the adoption and implementation of the principle of the 2021 Equity Incentive Plan.

13. Delegation of powers.

Draft resolution (Resolution XI)

"The Annual General Meeting resolves to authorise any director of the Company and/or any lawyer or employee of Arendt & Medernach S.A., any employee of Arendt Services S.A., all professionally residing in Luxembourg, each acting individually and with full power of substitution, to arrange (i) for the filing of the 2021 Annual Accounts and the 2021 Consolidated Financial Statements with the Luxembourg Trade and Companies Register as well as with any filing that may be required in connection with the preceding resolutions and (ii) for any publication on the Recueil électronique des sociétés et associations that may be required in connection with the preceding resolutions."

Recommendation

The Board of Directors recommends a vote **FOR** the above-described delegation of powers.

14. Miscellaneous.

No vote is required on this item of the agenda.

B. Availability of the documentation, attendance and voting procedure

1. Available information and documentation

In accordance with Article 461-6 of the Law, as of May 20, 2022, shareholders may take notice at the Company's registered office (the address of which is indicated in section B. 6 of this convening notice) of the following documents and/or information:

- the 2021 Annual Accounts and the 2021 Consolidated Financial Statements and the list of directors as well as the name of the independent auditor (*réviseur d'entreprises agréé*) of the Company;

- the list of the sovereign debt, shares, bonds and other company securities which make up the portfolio of the Company;

- the list of the shareholders of the Company who have not fully paid up their shares, with an indication of the number of their shares and their domicile;

- the Management Report; and

- the Auditor Report.

Each shareholder has the right to obtain, free of charge, upon request and upon proof of title, as of May 20, 2022, a copy of the 2021 Annual Accounts, the 2021 Consolidated Financial Statements, as well as of the Auditor Report and the Management Report.

The right to receive the documents also belongs to each of the joint owners of undivided shares, the bare owner and the usufructuary of shares. They may participate in the Annual General Meeting, but with voting or advisory rights only, as the case may be.

Documents and information required by law, including, amongst others, copies of the 2021 Consolidated Financial Statements, the 2021 Annual Accounts, together with the Management Report, the Auditor Report, the 2021 Equity Incentive Plan, the proxy card and the data protection notice are made available for an uninterrupted period between the date of the publication of this convening notice and the date of the Annual General Meeting, under the tab "Events & Presentations" in the "Investors" section on the Company's website www.freyrbattery.com and on the website of Broadridge Financial Solutions, Inc. ("**Broadridge**") www.proxyvote.com. You will need the 16 digit control number provided to you on your proxy card in order to access the site www.proxyvote.com.

2. Quorum and majority requirements

Each of the items to be voted on at the Annual General Meeting will be adopted by a simple majority of votes validly cast, regardless of the portion of the issued share capital of the Company represented at the Annual General Meeting.

3. Share capital of the Company

On the date of this convening notice, the Company has 116,853,504 ordinary shares. The Company does not hold any shares in treasury. Each of the ordinary shares is entitled to one vote.

4. Right to participate in the Annual General Meeting

Any shareholder who holds one or more ordinary shares(s) of the Company on May 13, 2022, at 24.00 (midnight) Luxembourg time (the "**Record Date**") and registers for the Annual General Meeting (please see below section "*5. Procedures for Attending the Annual General Meeting, voting by proxy and/or submitting votes*") and provides the

certificate specified below, if applicable, shall be admitted for participation and voting at the Annual General Meeting.

5. <u>Procedures for participating in the Annual General Meeting, voting by proxy and/or submitting votes</u>

The health and well-being of our shareholders is our top priority. Given the exceptional circumstances due to the COVID-19 epidemic and in accordance with the provisions of article 1 (1) of the law of September 23, 2020 on measures concerning the holding of meetings in companies and other legal entities, as amended by the law of December 17, 2021, the Company decided to take precautionary measures in line with the guidance from public health authorities and therefore to hold the Annual General Meeting without any physical meeting.

Attendance via video conference will be possible solely for informative purposes.

Shareholders will not be able to express their votes directly during the video conference and must follow the below instructions to submit their votes.

In order for the votes to count, all votes shall be received by the Company's tabulation agent, Broadridge (the details of which are indicated here below) at the latest on June 10, 2022, at 24.00 (midnight) Luxembourg Time (cut-off date/time):

Broadridge Financial Solutions, Inc.
5 Dakota Drive
Suite 300
Lake Success, NY 11042
1-800-353-0103

*<u>Specific **additional** requirements for shareholders (whose ordinary shares are held in book-entry form through the operator of a securities settlement system or with a professional depositary or sub-depositary designated by such depositary)</u>*

If you hold your shares through a brokerage account, please contact your broker to receive information on how you may vote your shares.

In order to vote in the Annual General Meeting, such shareholders (whose ordinary shares are held in book-entry form through the operator of a securities settlement system or with a professional depositary or sub-depositary designated by such depositary) shall submit a copy of the certificate certifying the number of ordinary shares recorded in their account on the Record Date or any other proof of detention of ownership in a form acceptable to the Company at its own and full discretion via their custodian bank by mail or by e-mail to the Company (the details of which are indicated in section B. 6 of this convening notice) at the latest on June 10, 2022, at 24.00 (midnight) Luxembourg Time.

5. <u>Additional important information for shareholders</u>

5.1. <u>Transfer of shares after the Record Date</u>

Shareholders are hereby informed that the exercise of voting rights is exclusively reserved to such persons that were shareholders on the Record Date and at the date of the Annual General Meeting and who have adhered to the voting instruction set out in this convening notice.

Any transferee having become a shareholder of the Company after the Record Date has no right to vote at the Annual General Meeting.

5.2. Request for addition of items to the agenda

Shareholders holding individually or collectively at least ten per cent (10%) of the issued share capital of the Company may request the addition of items to the agenda of the Annual General Meeting.

Such request must be received at the registered office of the Company (the details of which are included in section B. 6 of this convening notice) by registered mail (to the attention of the Board of Directors) or by e-mail to company-secretary@freyrbattery.com at the latest on June 9, 2022, at 24.00 (midnight) Luxembourg Time.

The request shall be further accompanied by a certificate evidencing the shareholding of such shareholder(s) on the Record Date and the mailing address or e-mail address of the shareholder which the Company may use in order to deliver the acknowledgement of receipt of such request.

5.3. Right to ask questions

Every shareholder has the right to ask questions concerning items on the agenda of the Annual General Meeting. Questions have to be submitted by e-mail to the e-mail address indicated in section B. 6 at the latest on June 10, 2022, at 11 p.m. Luxembourg Time. Submitted questions will be answered at the reasonable discretion of the Company and the Company is not required to answer all questions. In particular, questions may be summarised, combined or separated. Reasonable questions may be selected in the interest of the other shareholders, and questions from shareholders' associations and institutional investors with significant voting interests may be given preference.

6. Contact details

The contact details of the **Company** are as follows:

FREYR Battery
412F, route d'Esch,
L-2086 Luxembourg
Grand Duchy of Luxembourg
R.C.S. Luxembourg B 251199
Attention: Are L. Brautaset, Chief Legal Counsel
Email: company-secretary@freyrbattery.com

May 20, 2022

Mr. Torstein Dale Sjøtveit
Chairperson of the Board of Directors